SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          INTERNATIONAL FIBERCOM, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          INTERNATIONAL FIBERCOM, INC.
                         3410 East University, Suite 180
                             Phoenix, Arizona 85034

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 16, 2000


         The 2000 Annual Meeting of Shareholders of International FiberCom, Inc. will be held at the Mesa Hilton Pavilion, 1011 West Holmes Avenue, Mesa, Arizona 85202, on June 16, 2000, at 7:30 a.m., Local Time.

MATTERS TO BE VOTED ON:

          1.   Election of eight directors;

          2.   Approve the amendment of the 1997 Stock Option Plan;

          3. Ratification of the selection of BDO Seidman, LLP as the independent public accountants for the Company's fiscal year 2000; and

          4. Transact such other business as may properly come before the meeting or any adjournment of the meeting.

         The close of business on April 27, 2000 has been fixed as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote at this meeting is available at the offices of International FiberCom, Inc., 3410 East University Drive, Suite 180, Phoenix, Arizona 85034, for examination by any shareholder.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

                                 By Order of the Board of Directors


                                 Joseph P. Kealy
                                 Chairman of the Board


Phoenix, Arizona
May 12, 2000

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................  1
  Who Can Vote...............................................................  1
  Voting by Proxies..........................................................  1
  How You May Revoke Your Proxy Instructions.................................  1
  How Votes are Counted......................................................  2
  Cost of this Proxy Solicitation............................................  2
  Attending the Annual Meeting...............................................  2

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?..............................  2

WHO SHOULD I CALL IF I HAVE QUESTIONS?.......................................  3

PROPOSALS....................................................................  4
   PROPOSAL NO. 1 - ELECT EIGHT DIRECTORS....................................  4
   PROPOSAL NO. 2 - APPROVE THE AMENDMENT OF THE 1997 STOCK OPTION PLAN......  6
   PROPOSAL NO. 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS...........  6

INFORMATION ABOUT THE NOMINEES...............................................  5

ABOUT OUR BOARD AND ITS COMMITTEES...........................................  8

ABOUT THE EXECUTIVE OFFICERS................................................. 10

EXECUTIVE COMPENSATION....................................................... 12

STOCK OPTION GRANTS IN 1999.................................................. 13

1999 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES....................... 15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................... 15

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...................... 15

OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL STOCKHOLDERS AND
  MANAGEMENT................................................................. 17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................... 19

STOCK PRICE PERFORMANCE GRAPH................................................ 22

OTHER MATTERS................................................................ 23

SHAREHOLDER PROPOSALS........................................................ 23

ANNUAL REPORT................................................................ 23

                                 PROXY STATEMENT


         Your vote is very important. For this reason, our board of directors is requesting that you allow your common stock to be represented at the Annual Meeting by the persons who are named on the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the board of directors by our management. "We," "our," "IFC" and the "Company" refer to International FiberCom, Inc. The Proxy Statement is first being sent to our shareholders on or about May 12, 2000.


                               GENERAL INFORMATION

WHO CAN VOTE

You are entitled to vote your common stock if our records showed that you held your shares as of April 27, 2000. At the close of business on that date, 30,612,064 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed Proxy Card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

VOTING BY PROXIES

If your common stock is held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from it that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your common stock by signing, dating and mailing the Proxy Card in the envelope provided. Of course, you can always come to the meeting and vote your shares in person. If you give us a proxy without giving specific voting instructions, your shares will be voted by the Proxies as recommended by the board of directors.

We are not now aware of any other matters to be presented at the Annual Meeting except for those described in this Proxy Statement. However, if any other matters not described in the Proxy Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your common stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions prior to that time.

HOW YOU MAY REVOKE YOUR PROXY INSTRUCTIONS

You make revoke your proxy instructions by any of the following procedures:

*    Send us another signed proxy with a later date;
* Send a letter of our secretary revoking your proxy before your common stock has been voted by the Proxies at the meeting; or
*    Attend the Annual Meeting and vote your shares in person.

HOW VOTES ARE COUNTED

Inspectors of election will be appointed for the meeting. The inspectors of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present to determine whether or not a quorum is present, but will not be entitled to vote with respect to that matter.

COST OF THIS PROXY SOLICITATION

We will pay the cost of this proxy solicitation. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers and employees, for which they will not be paid.

ATTENDING THE ANNUAL MEETING

If you are a holder of record and you plan to attend the Annual Meeting, please indicate this when you vote. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a broker or bank showing your current ownership and ownership of our shares on the record date are examples of proof of ownership. Although you may attend the meeting, you will not be able to vote your common stock held in street name in person at the meeting and will have to vote through your broker or bank. If you want to vote in person your common stock held in street name, you will have to get a proxy in your name from the registered holder.

                 WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?


PROPOSAL 1: ELECTION OF EIGHT DIRECTORS

The eight nominees for director who receive the most votes will be elected. Therefore, if you do not vote for a nominee or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count for or against any nominee.

PROPOSAL 2: AMENDMENT OF THE 1997 STOCK OPTION PLAN

The affirmative vote of a majority of the outstanding shares of Common stock is required to approve the increase in shares reserved for issuance. Therefore, if you do not vote, or you "abstain" from voting, it has the same effect as if you voted against the proposal.

PROPOSAL 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors. Therefore, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

         If you have questions about the Annual Meeting or voting, please call Terry W. Beiriger, our Corporate Secretary, or Anthony T. Baumann, our Assistant Corporate Secretary. Messrs. Beiriger and Baumann may be reached at (602) 387-4000.

                                    PROPOSALS

                     PROPOSAL NO. 1 - ELECT EIGHT DIRECTORS

NUMBER OF DIRECTORS TO BE ELECTED

An entire board of directors, consisting of eight directors, is to be elected at the Annual Meeting. Each director elected will hold office until the next annual meeting and the election of their successors. If any director resigns or otherwise is unable to complete his or her term of office, the board of directors will elect another director for the remainder of the resigning director's term. Our Articles of Incorporation call for a board of directors consisting of not fewer than three nor more than nine members.

VOTE REQUIRED - CUMULATIVE VOTING

Under Arizona law, when directors are to be elected to office each shareholder is entitled to cumulate votes. In order to cumulate your votes, you should multiply the number of shares you own by eight and then cast the product for a single candidate or distribute the product among two or more candidates. The eight individuals with the highest number of votes are elected to office.

NOMINEES OF THE BOARD

The Board has nominated the following individuals to serve on our Board of Directors until the next annual meeting and the election of their successors:

                 Joseph P. Kealy
                 C. James Jensen
                 John F. Kealy
                 John P. Morbeck
                 Richard J. Seminoff
                 John P. Stephens
                 Jerry A. Kleven
                 V. Thompson Brown, Jr.

All of these nominees are currently serving on the board of directors. Each of the nominees has agreed to be named in this proxy statement and to serve if elected.

See "Information about the Nominees" on the following page for information regarding each of the Nominees listed above.

         We know of no reason why any of the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the Proxies would vote your shares to approve the election of any substitute nominee proposed by our board of directors. Further, our board of directors may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

                         INFORMATION ABOUT THE NOMINEES


JOSEPH P. KEALY
(age 50)

Mr. Kealy has been our Chairman since May 1994 and our President and a member of our board of directors since September 1990. Since 1994, he has been involved in infrastructure development for the telecommunications industry. From 1972 to 1994 he was involved in the construction business in both field and management capacities. He attended Hastings College in Nebraska and Northern Arizona University.

C. JAMES JENSEN
(age 59)

Mr. Jensen has been a member of our board of directors since May 1999. Since December 1996, Mr. Jensen has been the president of SWD Holdings, Inc., a privately-held company specializing in the development of master planned residential and recreational communities in the western United States and Texas. Since 1985, he also has been president of J. J. Consulting Corporation, a privately-held company that specializes in the marketing and sales of high-end, master planned residential communities. Mr. Jensen is an active member of the World Presidents' Organization, the alumni group of the Young Presidents' Organization. Mr. Jensen attended the University of Washington.

JOHN F. KEALY
(age 55)

Mr. Kealy has been a member of our board of directors since September 1990. He was our Executive Vice President and Secretary until March 1995. In 1987, he formed International Environmental Corp. (IEC), which is involved in asbestos remediation, with his brother Joseph P. Kealy, our Chairman and President, and served as its chairman from its inception to May 1994. He has been the president of IEC since 1995, when he acquired IEC from us in connection with our entry into the telecommunications service industry. Mr. Kealy has been involved in the construction business in both field and management capacities since 1967. He attended Notre Dame University and graduated from Arizona State University with a bachelor of science in construction management.

JOHN P. MORBECK
(age 56)

Mr. Morbeck became a member of our board of directors in January 2000. Since 1997, he has been an investment manager and registered investment advisor with Sirach Capital Management, a money management firm. From 1979 to 1997 he was the president and a founding principal of Olympic Capital Management, which was acquired by Sirach Capital. Mr. Morbeck received his bachelor of science in economics and masters in business administration from the University of Washington.

RICHARD J. SEMINOFF
(age 53)

Mr. Seminoff has been a member of our board of directors since 1994. Since May 1995, he has been vice president of Semco Enterprises, Inc., which is in the metal processing business. Mr. Seminoff received his bachelor of science in business administration from Arizona State University.

JOHN P. STEPHENS
(age 58)

Mr. Stephens has been a member of our board of directors since 1998. He has been vice president and regional manager for J.A. Jones Construction Co., a general contracting firm, since 1985. He earned his bachelor of science in civil engineering from the University of Detroit and his masters in business administration from Adelphi University.

JERRY A. KLEVEN
(age 46)

Mr. Kleven has been a member of our board of directors since 1994. He is the President of Kleven Communications, Inc., one of our infrastructure development subsidiaries. He has been involved in the telecommunications service industry, including cable television, since 1971.


V. THOMPSON BROWN, JR.
(age 37)

Mr. Brown has been the president of one of our internal communications subsidiaries, Concepts In Communications, Incorporated, since February 1997. He joined Concepts in 1986 and from November 1987 to February 1997 he was its Operations Manager. Mr. Brown has been a member of our board of directors since 1997. Mr. Brown graduated from Vanderbilt University with a bachelor of science in engineering.

  YOUR DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF THE EIGHT NOMINEES UNDER
                                 PROPOSAL NO. 1


      PROPOSAL NO. 2 - APPROVE THE AMENDMENT OF THE 1997 STOCK OPTION PLAN

SUMMARY OF THE AMENDMENT

The 1997 Stock Option Plan was approved by the shareholders at the 1997 Annual Meeting. Our board of directors adopted an Amendment to the Plan that calls for an increase in the number of shares reserved for issuance upon exercise of options granted under the Plan by 3,000,000 shares. Accordingly, the number of shares reserved for issuance under the Plan is proposed to be raised from 3,200,000 to 6,200,000 shares. We desire to take these actions because options to purchase all of the 3,200,000 shares reserved for issuance under the Stock Option Plan have been granted. In January 2000 we granted 355,514 options under the Plan, which options will become effective only upon approval of the Amendment to the Plan at the Annual Meeting.

         The Amendment will not take effect unless it is approved by a vote of the majority of the outstanding shares of Common stock. It is intended that the Proxies will vote for adoption of the Amendment unless instructions to the contrary are indicated on the accompanying proxy form.

 YOUR DIRECTORS RECOMMEND A VOTE FOR AMENDMENT OF THE PLAN UNDER PROPOSAL NO. 2


         PROPOSAL NO. 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Our board of directors, acting upon the recommendation of its Audit Committee, has selected the firm of BDO Seidman, LLP, 1900 Avenue of the Stars, 11th Floor, Los Angeles, CA, 90067, as independent accountants to examine our financial statements for the fiscal year ending December 31, 2000, and to perform other appropriate accounting services. A resolution will be presented to the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of votes entitled to be cast by the common stock represented at the meeting is needed to ratify the selection. If the shareholders do not ratify the appointment of BDO Seidman, LLP, the selection of independent accountants will be reconsidered by our board of directors.

         For the year ended December 31, 1999, BDO Seidman, LLP provided our audit services, which included examination of our annual consolidated financial statements, review of unaudited quarterly financial information, assistance and consultation in connection with the filing of our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission and consultation in connection with various audit-related and accounting matters. None of the financial statements prepared by BDO Seidman, LLP contained any adverse or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

         We do not expect that representatives of BDO Seidman, LLP will be present at the annual meeting.

         The Proxies will vote in favor of ratifying the selection of BDO Seidman, LLP unless instructions to the contrary are indicated on the accompanying proxy form.

               YOUR DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 3

                       ABOUT OUR BOARD AND ITS COMMITTEES


OUR BOARD

We are governed by our board of directors and various committees of our board of directors that meet throughout the year. Our board of directors held four meetings during 1999. Directors discharge their responsibility throughout the year at board and committee meetings and also through informal telephonic conferences and other communications with the Chairman and others regarding our business. All directors attended all board of directors' meetings during 1999, except for Messrs. Seminoff and Kleven, each of whom missed one meeting.

COMMITTEES OF OUR BOARD

Our board of directors has two principal committees, the Compensation Committee and the Audit Committee. The function of each of these Committees is described below along with the current membership and number of meetings held during 1999.

COMPENSATION COMMITTEE

The Compensation Committee has three primary functions. First, it reviews the performance of the principal executive officers on an annual basis. The results of this review are then reported to our board of directors with a recommendation from the Committee regarding the compensation packages to be awarded to these officers. Second, the Compensation Committee reviews the compensation paid to outside directors for service on our Board and for service on committees of our Board. Finally, the Committee reviews the level and extent of applicable benefits provided by us with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits. The Compensation Committee held four meetings, at which both members were present during 1999. John F. Kealy and Richard J. Seminoff served as members of the Compensation Committee in 1999 and currently serve on the Committee. See "Compensation Committee Interlocks and Insider Participation" in the following section.

AUDIT COMMITTEE

Our Audit Committee is composed of John P. Stephens and C. James Jensen. The charter of our Audit Committee is to review, examine and discuss with our management and auditors, as the case may be, those matters that primarily relate to financial controls and audit. Its duties include the review, examination and discussion of the following:

     * the findings of the independent auditors resulting from their audit and certification of our financial statements;

     * our accounting principles, including actual or impending changes in financial accounting requirements that may materially affect us;

     * the adequacy of our financial and accounting controls, including particular regard for the scope and performance of the internal auditing function; and

     * recommendations by the independent auditors or the internal auditing staff with respect to changes in our policies or practices.

In 1999 the board elected John P. Stephens and C. James Jensen to the Audit Committee, which held two meetings during 1999. Both members were present at all the meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Kealy and Seminoff served as members of the Compensation Committees during the last fiscal year. Each member of the Compensation Committee has been, and will be, a non-employee director for purposes of administering our stock option plans under Rule 16b-3 under the Securities Exchange Act of 1934. Neither of such individuals had any contractual or other relationships with us during the last fiscal year except as directors.

DIRECTOR COMPENSATION

Directors currently receive no cash compensation for their services in that capacity. Reasonable out-of-pocket expenses may be reimbursed to directors in connection with attendance at meetings. We granted the following options to our non-employee directors in 1999:

                      No. of Shares
                       Underlying                        Exercise
                         Options                           Price
       Name              Granted       Date of Grant     ($/share)    Expiration Date
       ----              -------       -------------     ---------    ---------------
John F. Kealy             5,000       October 1, 1999      $5.31     September 30, 2004
                         30,000       May 20, 1999          6.00     May 19, 2004
                         30,000       January 6, 1999       6.38     January 5, 2004

Richard J. Seminoff       5,000       October 1, 1999      $5.31     September 30, 2004
                         30,000       May 20, 1999          6.00     May 19, 2004
                         30,000       January 6, 1999       6.38     January 5, 2004

John P. Stephens          5,000       October 1, 1999      $5.31     September 30, 2004
                         30,000       May 20, 1999          6.00     May 19, 2004
                         20,000       January 6, 1999       6.38     January 5, 2004

C. James Jensen           5,000       October 1, 1999      $5.31     September 30, 2004
                        150,000(1)    May 20, 1999         10.00     May 19, 2004
                        150,000       May 20, 1999          6.00     May 19, 2004

----------
(1)  These options become exercisable on May 20, 2000.

LIMITATION OF LIABILITY OF DIRECTORS UNDER ARIZONA LAW

Arizona Law permits the inclusion of a provision in the articles of incorporation of a corporation limiting or eliminating the potential monetary liability of directors to a corporation or its shareholders by reason of their conduct as directors. These sections do not permit any limitation on, or the elimination of, liability of a director for disloyalty to his corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of the law, obtaining an improper personal benefit or paying a dividend or approving a stock repurchase that was illegal under Arizona law. Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by the Arizona law apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

LIMITATION OF LIABILITY FOR OUR DIRECTORS

Our Articles of Incorporation eliminate the personal monetary liability of directors to the extent allowed under Arizona law. A shareholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit or an illegal dividend or stock repurchase, and not "negligence" or "gross negligence" in satisfying the director's duty of care. This provision in our Articles of Incorporation applies only to claims against a director arising out of his role as a director and not in any other capacity or to his responsibilities under any other law, such as the federal securities laws.

                          ABOUT THE EXECUTIVE OFFICERS

         Joseph P. Kealy, Terry W. Beiriger, Douglas N. Kimball, Anthony T. Baumann, Kenneth L. Wiltse, II and Gregory B. Hill are our principal executive officers. For information regarding Mr. Kealy please refer to "Information About the Nominees" beginning on page 5. All executive officers are appointed by and serve at the discretion of the board of directors for continuous terms.


TERRY W. BEIRIGER
(age 48)

Mr. Beiriger is our Chief Financial Officer, Treasurer and Secretary. Mr. Beiriger has served as our Chief Financial Officer since September 1990, as Treasurer since July 1996, and as Secretary since March 1995. Mr. Beiriger graduated from Hastings College in Nebraska with a bachelor of science in business administration.

KENNETH L. WILTSE, II
(age 38)

Mr. Wiltse has served as our Executive Vice President and president of our Infrastructure Development and Services Group since October 1999. From May 1999 to October 1999 he served as chief executive officer of Compass Communications, Inc., our subsidiary that provides consulting, design and engineering services. From May 1997 to May 1999 he served as Chief Operations Officer for Advanced Broad Band System Services. He worked as a Project Director or Manager for Lucent Technologies from May 1996 to May 1997; AT&T International from March 1994 to May 1999; Able Telecommunications from August 1990 to February 1994; and Volt Telecommunications from July 1989 to July 1990. Mr. Wiltse received a bachelor of science from Dakota State University and a masters degree in project management from George Washington University.


ANTHONY T. BAUMANN
(age 35)

Mr. Baumann has served as our Chief Operating Officer since November 1999. From July 1998 to November 1999 he served as our Controller. From 1996 to 1998, Mr. Baumann owned an automotive consulting business. From 1994 to 1996, Mr. Baumann served as divisional controller for Old Castle ITS, a publicly traded multi-national conglomerate. From 1987 to 1994, Mr. Baumann was a certified public accountant with Ernst & Young where he worked with emerging businesses. Mr. Baumann graduated from the University of Arizona with a bachelor of science in public administration.

DOUGLAS N. KIMBALL
(age 45)

Mr. Kimball has served as our Senior Executive Vice President concentrating in acquisitions since October 1999. He was our Chief Operating Officer from October 1997 to October 1999, when he became Senior Executive Vice President. From 1995 to October 1997 he was vice president-operations at American Environmental Network, Inc., an environmental testing firm. From 1992 to March 1996 he provided financial consulting services to emerging businesses. Mr. Kimball graduated with a bachelor of arts degree from Dartmouth College and earned a masters of science in accounting/business administration from Northeastern University.

GREGORY B. HILL
(age 31)

Mr. Hill served as our Controller from September 1999 to March 2000 and became our Vice President-Finance in April 2000. From June 1998 until June 1999 he was employed by All Star Telecom, an infrastructure development subsidiary that we acquired in April 1999, where he served as chief financial officer and controller. From June to September 1999, he served as Regional Controller of our Infrastructure Development Group. Mr. Hill is a certified public accountant and served in the Technology Industry Group of Price Waterhouse providing audit, transaction support, and business advisory services to technology companies from January 1992 through June 1998. He received his bachelor of science in business administration from California State University - Sacramento.

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by us to the chief executive officer and the four highest compensated executive officers whose total remuneration exceeded $100,000 for services rendered in all capacities to us during the last three completed fiscal years.

                                                         Long Term
                                                        Compensation
                                                           Awards
                                          Annual         Securities
                                       Compensation/     Underlying        All Other
Name and Principal Positions   Year   Salary & Bonus   Options (#)(2)   Compensation (3)
----------------------------   ----   --------------   --------------   ----------------
Joseph P. Kealy (1)            1999      $210,312          500,000          $10,794
Chairman of the Board          1998       200,000          400,000            9,600
and President                  1997       146,680          740,000            9,600

Terry W. Beiriger (1)          1999       154,196          100,000            7,014
Principal Financial Officer,   1998       150,000           55,000            9,600
Secretary and Treasurer        1997        76,997          170,000            9,600

Kenneth L. Wiltse, II          1999       171,071          335,000           13,500
Executive Vice President       1998            --               --               --
                               1997            --               --               --

Anthony T. Baumann             1999        98,750          180,000            1,500
Chief Operating Officer        1998            --               --               --
                               1997            --               --               --

Douglas N. Kimball             1999       131,596           90,000            7,054
Senior Executive Vice          1998       104,000           30,000            7,200
President                      1997        85,000           60,000            7,200

----------
(1)  In 1999 we entered into extensions of the employment agreements with Joseph
     P. Kealy and Terry W. Beiriger providing for an annual base salaries of $200,000 and $150,000, respectively. See "Employment and Change of Credit Agreement."

(2) The exercise prices of all stock options granted were at least equal to the fair market value of our common stock on the date of grant.

(3) The amounts set forth in this column are the automobile allowances received by the persons in the table under their respective employment agreements.

(4) In 1999, we entered into an employment agreement with Mr. Wiltse providing for an annual base salary of $230,000. See "Employment and Change of Credit Agreement."

                   EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     In 1999 we entered into extensions of the employment agreements of Joseph
P. Kealy, Terry W. Beiriger, Jerry A. Kleven and V. Thompson Brown, Jr. and entered into an employment agreement with Kenneth L. Wiltse, II. These agreements automatically renew on August 11 of each year for successive thirty-five month terms. As a part of the employment agreements, we have entered into change of control agreements with these individuals. The objectives of the agreements are to attract and retain qualified executives, encourage key management personnel to devote full attention to our business if a third party expresses an intention to acquire or merge with us, and provide compensation in the event of termination of employment of such an individual upon a change of control of us. The agreements are effective for the duration of the employee's employment and terminate only upon the employee's termination of employment with us. "Change of control" means the occurrence of any of the following events: (i) when any person acquires, directly or indirectly, beneficial ownership of more than 20% of our common stock; (ii) a change in the composition of the board of directors, as a result of which fewer than one half of the incumbent directors are directors who either had been directors 24 months prior to such change or were elected, or nominated for election, to the board of directors with the affirmative votes of at least a majority of the directors who had been directors 24 months prior to such change and who were still in office at the time of the election or nomination; (iii) a merger or consolidation if more than 50% of the combined voting power of the continuing or surviving entities securities are owned by persons who were not shareholders immediately prior to such transaction; or (iv) the sale, transfer, or other disposition in one or more transactions, of all or substantially all of our assets. In the event of such a change of control, covered employees who are terminated by the acquiring person prior to expiration of the current term of the employment agreement will receive compensation and benefits, including: (i) a multiple of their then current annual base salary, plus the equivalent dollar value of all benefits, such multiple being 2.99; (ii) 299% of covered employees incentive bonus; and (iii) continued life and health insurance coverage for three years after termination.

                           STOCK OPTION GRANTS IN 1999

         The following key executive officers were granted stock options under and outside of our option plans in fiscal 1999 in recognition of their past contributions to us. In each case, the option price was in excess of the fair market value of the common stock on the date of grant.

                                                                                        Potential Realizable
                                      Percentage of                                       Value at Assumed
                                      Total Options                                     Annual Rates of Stock
                      No. of Shares   and Warrants                                     Price Appreciation for
                       Underlying      Granted to      Exercise                        Option/Warrant Term (2)
                         Options      Employees in    Price Per                        -----------------------
      Name               Granted        1999 (1)        Share      Expiration Date        5%             10%
      ----               -------        --------        -----      ---------------     --------       --------
Joseph P. Kealy         150,000(3)        4.8          $ 6.31     September 30, 2004   $261,500       $577,848
                        125,000           4.0           10.00     May 19, 2004          345,352        763,138
                        125,000           4.0            6.00     May 19, 2004          207,211        457,883
                        100,000           3.2            6.38     January 5, 2004       186,268        389,505

Terry W. Beiriger        50,000           1.6            6.00     May 19, 2004           82,884        183,153
                         50,000           1.6            6.38     January 5, 2004        88,134        194,753

Kenneth L. Wiltse, II   150,000(4)        4.8            6.63     November 30, 2004     274,762        607,152
                         90,000(5)        2.9            5.31     September 30, 2004    132,035        291,763
                         95,000(6)        3.0            6.00     May 19, 2004          157,480        347,991

Douglas N. Kimball       30,000           1.0            6.38     January 5, 2004        52,880        116,852
                         30,000           1.0            6.00     May 19, 2004           49,731        109,892
                         30,000(7)        1.0            5.31     September 30, 2004     44,013         97,254

                                       12

                                                                                  Potential Realizable
                                    Percentage of                                   Value at Assumed
                                    Total Options                                 Annual Rates of Stock
                    No. of Shares   and Warrants                                 Price Appreciation for
                     Underlying      Granted to    Exercise                      Option/Warrant Term (3)
                       Options      Employees in  Price Per                      -----------------------
      Name             Granted        1999 (1)      Share      Expiration Date      5%             10%
      ----             -------        --------      -----      ---------------   --------       --------
Anthony T. Baumann    140,000(8)        1.0          5.31     September 30, 2004  205,388        453,853
                       30,000           1.0          6.00     May 19, 2004         49,731        109,892
                       10,000           1.0          6.38     January 5, 2004      17,627         38,951

----------
*Less than 1%

(1) Percentages represent total percentages for fiscal 1999 including all grants under and outside of our stock option plans listed for each person.
(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.
(3) Of these options 50,000 became exercisable on October 1, 1999; 50,000 become exercisable on October 1, 2000; and 50,000 become exercisable on October 1, 2001.
(4) Of these options 75,000 became exercisable on December 1, 1999 and 75,000 become exercisable on December 1, 2000.
(5) Of these options 45,000 became exercisable on October 1, 1999 and 45,000 become exercisable on October 1, 2000.
(6) Of these options 47,500 became exercisable on May 20, 1999 and 47,500 become exercisable on May 20, 2000.
(7) Of these options 30,000 became exercisable on October 1, 1999; 40,000 become exercisable on October 1, 2000; 40,000 become exercisable on October 1, 2001; and 30,000 become exercisable on October 1, 2002.
(8)  These options become exercisable on October 1, 2002.

             1999 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES


                                                  Number of Shares Underlying        Value of Unexercised
                         Shares                     Unexercised Options/and        In-the-Money Options/and
                        Acquired                 Warrants at December 31, 1999   Warrants at December 31, 1999
                           on         Value      -----------------------------   -----------------------------
       Name             Exercise   Realized ($)  Exercisable     Unexercisable   Exercisable     Unexercisable
       ----             --------   ------------  -----------     -------------   -----------     -------------
Joseph P. Kealy              --            --     1,489,446         100,000      $5,692,572         $256,500

Terry W. Beiriger        56,397      $497,375       225,000              --         660,975               --

Kenneth L. Wiltse, II        --            --       167,500         167,500         297,863          297,863

Douglas N. Kimball           --            --       130,000          50,000         302,350          134,450

Anthony T. Baumann           --            --        90,000         110,000         205,650          282,150


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such officers, directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. During the last year Messrs. Beiriger, Brown, Baumann, Wiltse, John F. Kealy, Joseph P. Kealy and each failed to file one report on Form 4 in a timely fashion, each of which should have contained disclosure regarding one transaction. All of such transactions are being reported on Form 5.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee consists of two outside directors and is responsible for the administration of our compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

COMPENSATION PHILOSOPHY

     The design and implementation of our executive compensation programs are based on a series of guiding principles derived from our values, business strategy and management requirements. These principles may be summarized as follows:

     * Align financial interests of the management team with us and our stockholders;

     * Attract, motivate and retain high-caliber individuals necessary to increase total return to stockholders;

     * Provide a compensation program where a significant portion of pay is linked to individual achievement and our short- and long-term performance; and

     * Emphasize and reward performance at the individual, team and Company levels.

COMPENSATION PROGRAM

     Total compensation for each member of senior management is set by the Committee at a level that it believes is competitive in relation to companies of similar size and type. Our executive compensation program has two components that are intended to attract, retain and motivate executive officers consistent with the principles set forth above. We consider these components of compensation individually as well as collectively in determining total compensation for executive officers. The two major components are as follows:

     1. BASE SALARY. Each fiscal year we establish base salaries for individual executive officers based upon:

          *    industry and peer group surveys;

          *    responsibilities, scope and complexity of each position;

          * performance judgments as to each individual's past and expected future contributions; and

          * internal equity relative to other executives responsibilities and base salary levels.

          The Compensation Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for our executive officers other than the Chief Executive Officer. The Compensation Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company.

     2. EQUITY BASED INCENTIVE COMPENSATION. Long-term incentives for our employees are provided under our stock option and stock purchase plans. Each fiscal year, the Committee considers the desirability of granting to executive officers long-term incentives in the form of stock options. These option grants are intended to motivate the executive officers to manage the business to improve our long-term performance and align the financial interests of the management team with us and our stockholders. The Committee established the grants of stock options to executive officers (other than the Chief Executive Officer) last year, based upon a review with the Chief Executive Officer of proposed individual awards, taking into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance requirements and contributions of the officer and competitive data for similar positions. The Committee independently reviewed these same factors in determining the option grant to Joseph
          P. Kealy as our Chief Executive Officer.


                                         Respectfully submitted,

                                         Richard J. Seminoff

                                         John F. Kealy

                   OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL
                           STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information, as of April 27, 2000 with respect to the number of shares of our common stock beneficially owned by individual directors, by all directors and officers as a group, and by persons who we know own more than 5% of our common stock. We have no other class of voting stock outstanding. Unless otherwise indicated, the address of our officers and directors is 3410 East University Drive, Suite 180, Phoenix, Arizona 85034.

     Name of Beneficial                      Number               Percent of
      Owner and Address                  of Shares (1)        Common Stock Owned
      -----------------                  -------------        ------------------
Joseph P. Kealy                          1,945,667 (2)               6.0

Terry W. Beiriger                          450,120 (3)               1.5

C. James Jensen                            369,243 (4)               1.2
101 Wild Oak Court
Danville, California 94506

John P. Morbeck                             35,700 (5)                *
c/o Sirach Capital
3323 One Union Square
600 University Street
Seattle, Washington 98101

Richard J. Seminoff                        179,243 (6)                *
475 S. Wilson Way
City of Industry, California 91744

John P. Stephens                           165,000 (7)                *
5771 Rickenbacker Road
Los Angeles, California 90040

John F. Kealy                              456,211 (8)               1.5

Jerry A. Kleven                            376,196 (9)               1.2

Anthony T. Baumann                          46,079 (10)               *

Kenneth L. Wiltse, II                       80,055 (11)               *

Douglas N. Kimball                         130,000 (12)               *

V. Thompson Brown, Jr.                     185,000 (13)               *

Gregory B. Hill                             39,828 (14)               *

All directors and
 officers as a group
 (13 persons)                            4,448,342                  13.1

----------
* Less than 1%                                   SEE NOTES ON THE FOLLOWING PAGE

(1) The shareholder listed has sole voting and investment power with respect to the shares listed.
(2) Includes options to purchase 1,639,446 shares of common stock that are presently exercisable. Does not include 100,000 options not exercisable within the next 60 days.

(3) Includes options to purchase 345,000 shares of common stock that are presently exercisable. Mr. Beiriger disclaims beneficial ownership of an additional 8,804 shares owned by his immediate family.

(4) Includes options to purchase 315,000 shares of common stock that are presently exercisable. Mr. Jensen disclaims beneficial ownership of an additional 1,950 shares held by members of his family.

(5) Includes options to purchase 25,000 shares of common stock that are presently exercisable. Does not include options to purchase 25,000 shares of common stock not exercisable within the next 60 days.
(6) Includes options to purchase 125,000 shares of common stock that are presently exercisable.
(7) Represents options to purchase 160,000 shares of common stock that are presently exercisable.
(8) Includes options to purchase 165,000 shares of common stock that are presently exercisable. John F. Kealy disclaims beneficial ownership of an additional 1,500 shares owned by his immediate family.
(9) Includes options to purchase 235,000 shares of common stock that are presently exercisable.
(10) Includes options to purchase 20,000 shares of common stock that are presently exercisable. Does not include options to purchase 110,000 shares of common stock not exercisable within the next 60 days.
(11) Includes options to purchase 77,500 shares of common stock that are presently exercisable. Does not include options to purchase 160,000 shares of common stock not exercisable within the next 60 days.
(12) Includes options to purchase 130,000 shares of common stock that are presently exercisable. Does not include options to purchase 50,000 shares of common stock not exercisable within the next 60 days.
(13) Includes options to purchase 185,000 shares of common stock that are presently exercisable.
(14) Includes options to purchase 31,250 shares of common stock that are presently exercisable. Does not include options to purchase 112,500 shares of common stock not exercisable within the next 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Commencing in 1989 we advanced funds to Wings Limited Partnership ("Wings"), the partners of which included Joseph P. Kealy, John F. Kealy and one of our former principal shareholders. In 1993, these persons and their spouses assumed the Wing's obligation by executing a promissory note in the principal amount of $396,732, plus accrued interest. Such individuals secured the note by pledging 267,000 shares of common stock to us. In June 1996, the former principal shareholder paid $108,035 representing his pro-rata share of the principal and accrued interest on the note. Upon such payment we released him and his spouse from their obligations under the note and 107,000 shares of common stock that they had pledged to secure the note. The total principal and accrued interest due as of December 31, 1999 was $107,751, and the maturity date of the note has been extended to December 31, 2000.

     At December 31, 1994 International FiberCon, Inc., a California corporation ("FiberCon"), in which Jerry A. Kleven, his brother and his brother-in-law owned a majority interest, owed us $210,000 as the result of loans we made to FiberCon. Jerry A. Kleven guaranteed the payment of a portion of FiberCon's note and in 1995 it failed to make the required payments on the note. Mr. Kleven then issued the promissory note to us in 1995 that included the amount of his guarantee. At December 31, 1999, the principal and accrued interest on this note was $40,000.

                      SUMMARY OF THE 1997 STOCK OPTION PLAN

SUMMARY OF THE 1997 STOCK OPTION PLAN

Our board of directors adopted the 1997 Stock Option Plan in January 1997. There were originally 1,200,000 shares of common stock for issuance upon exercise of options granted under the 1997, which we amended in 1998 to add 2,000,000 shares eligible for issuance upon the exercises of options. Accordingly, there are now 3,200,000 shares of common stock eligible for issuance under the Plan. In January 2000 we granted 355,514 new options to purchase shares of common stock under the Plan. These options will become effective only upon approval of the Amendment of the Plan by the shareholders at the Annual Meeting.

The Plan authorizes us to grant to our key employees (i) incentive stock options to purchase shares of common stock and (ii) non-qualified stock options to purchase shares of common stock.

OBJECTIVES

The objective of the Plan is to provide incentives to our key employees and directors to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. Persons eligible to be granted incentive stock options under the Plan will be those employees whose performance, in the judgment of the Compensation Committee, can have significant effect on our success.

OVERSIGHT

The Compensation Committee of our board of directors administers the Plan by making recommendations to the board or determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations. The Compensation Committee is comprised of non-employee directors as required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

TYPES OF GRANTS

Although the Plan does not specify what portion of the awards may be in the form of incentive stock options or non-statutory options, historically a substantially greater number of non-statutory stock options have been awarded under the Plans. We anticipate that, if the Plan is amended as proposed, a greater number of non-statutory, rather than incentive, options will be granted in the future. Incentive stock options awarded our to employees are qualified stock options under the Internal Revenue Code.

STATUTORY CONDITIONS ON STOCK OPTIONS

- EXERCISE PRICE

Incentive stock options granted under the Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of the our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have exercise prices as determined by the Compensation Committee of our board of directors.

- DOLLAR LIMIT

The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

 - EXPIRATION DATE

Any option granted under the Plan will expire at the time fixed by the Committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- EXERCISEABILITY

The Compensation Committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, the Compensation Committee may accelerate the exerciseability of any option at its discretion.

- ASSIGNABILITY

Options granted under the Plans are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death, within twelve months after the date of disability, or within three months after termination for any other reason.

PAYMENT UPON EXERCISE OF OPTIONS

Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of our common stock.

TAX CONSEQUENCES OF OPTIONS

An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.

An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise. If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock.

An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferrable or are not subject to a substantial risk of forfeiture. The subsidiaries will be entitled to deductions for federal income tax purposes as a result of the exercise of a nonstatutory option and the disqualifying sale or disposition of incentive stock options in the year and the amount that the employee recognizes ordinary income as a result of such disqualifying disposition.

                          STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative return for our common stock during the five years commencing December 31, 1994, with the NASDAQ U.S. Stock Index and its designated Peer Group. The Company has selected Mastec, Inc., Arguss Holdings, Inc., Able Telecom Holding Corp. and Dycom Industries, Inc. as our Peer Group. The graph assumes $100 was invested on December 31, 1994, in our common stock and assumes $100 was invested in each of the NASDAQ US Stock Index and the Peer Group. The comparison assumes that all dividends are reinvested.

                 Comparison of Five Year Cumulative Total Return

                       1994     1995     1996     1997     1998     1999
                       ----     ----     ----     ----     ----     ----
       NASDAQ US       100      141      174      214        300     542
       Peer Group      100      218      367      595      1,019   1,096
       Company         100       21       18      100        139     150

     (The above is the tabular form of the performance graph that appears in the proxy statement. A paper copy of the performance graph has been submitted to The Division of Corporation Finance of the Securities and Exchange Commission.)

                                  OTHER MATTERS

     Our board of directors is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

                              SHAREHOLDER PROPOSALS


     Any shareholder desiring to have a proposal included in our proxy statement for our 2000 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of
1934) to our principal executive offices not later than January 12, 2001.


                                  ANNUAL REPORT


     Our Annual Report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 1999, accompanies this Notice and Proxy Statement and was mailed to all shareholders of record on or about May 12, 2000. Any exhibit to the Annual Report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on April 27, 2000. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.


Supplemental Information

With respect to the Appendix 1, the 1997 Stock Option Plan ("Plan") the following supplemental information is provided pursuant to Rule 14a-101, Item 10, Instruction 5. If and when the approval of the addition of the shares to the Plan at the 2000 Annual Meeting of Shareholders is received, the additional shares will be registered on Form S-8 within 30 days.

                                                                      Appendix 1

                          INTERNATIONAL FIBERCOM, INC.

                             1997 STOCK OPTION PLAN

The following definitions shall be applicable throughout the Plan:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Articles of Incorporation" means the Company's Articles of Incorporation, as amended or restated from time to time.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any rules or regulations under such Section.

         (d)  "Committee"  means  the  committee   appointed  by  the  Board  to
administer the Plan as referred to in Article V.

         (e) "Commission" means the Securities and Exchange Commission or any successor agency.

         (f)  "Company"   means   International   FiberCom,   Inc.,  an  Arizona
corporation.

         (g) "Date of Grant" means the date on which the granting of an Option is authorized by the Board or such later date as may be specified by the Board in such authorization as referred to in Article V.

         (h) "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article IX.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         (j) "Fair Market Value" is defined in Article IV.

         (k) "Holder" means an employee of the Company or a Subsidiary who has been granted an Option.

         (l) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of ss.422 of the Code.

         (m) "Non-Employee Director" means a member of the Board who qualifies as a "Non- Employee Director" as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act or any successor definition adopted by the Commission.

         (n) "Non-Incentive Options" means an Option which is not an Incentive Stock Option

         (o) "Normal Termination" means termination at retirement pursuant to the Company or Subsidiary retirement plan then in effect.

         (p) "Option" means an award granted under Article IX of the Plan and includes both Non-Incentive Options and Incentive Stock Options.

         (q) "Plan" means this 1997 Stock Option Plan.

         (r) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

         (s) "Share" means a share of Stock.

         (t) "Stock" means common stock of the Company as described in the Articles of Incorporation.

         (u) "Subsidiary" means "subsidiary corporation" as defined in ss.424(f) of the Code.

         (v) "Termination" means separation from employment with the Company or any of its Subsidiaries for any reason except due to death.

         (w) "Treasury" means the Department of the Treasury of the United States of America.

                                   ARTICLE I.

                       Designation and Purpose of the Plan

         The Plan shall be known as the "International FiberCom, Inc. 1997 Stock Option Plan." The purpose of the Plan is to provide additional incentives to Employees and Non-Employee Directors of the Company to achieve financial results aimed at increasing shareholder value and to attract and retain the best available personnel for positions of responsibility within the Company through the grant of options to purchase shares of the Company's Common Stock. The Plan was approved by the Board and the shareholders in 1997. Subject to the determination of the Board or a Committee appointed by the Board, Options granted under this Plan may be Incentive Stock Options or Non-Incentive Options.

                                   ARTICLE II.

                          Shares Available for Purchase

         A maximum of 6,200,000 authorized but unissued shares of the Company's common stock may be issued upon the exercise of Options granted pursuant to the Plan. Such Shares shall be deemed to have been used in the exercise of Options whether actually delivered or whether the Fair Market Value equivalent of such Shares is paid in cash. In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the Shares subject to, but not delivered under such Option shall become available for other Options which may be granted under the Plan; or shall be available for any other lawful corporate purpose.

                                  ARTICLE III.

                         Limit on Value of Option Shares

         In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such Option is granted) of the Shares with respect to which the Incentive Stock Option is exercisable for the first time by an individual during any calendar year (under all plans of the Company) shall not exceed $100,000.

                                   ARTICLE IV.

                       Determination of Fair Market Value

         As used herein the term "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value determined by the Board or any Committee appointed in accordance with Article VI hereof in good faith using a generally accepted valuation method and, in the case of an incentive stock option, determined in accordance with applicable Treasury regulations; provided, however, that where there is a public market for the common stock of the Company, the Fair Market Value per share shall be the mean of the final bid and asked prices of the Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the option, as reported in The Wall Street Journal.

                                   ARTICLE V.

                       Stock Options and Option Agreements

         (a) Stock Options under the Plan may be of two types: Incentive Stock Options and Non- Incentive Options. Any Stock Option granted under the Plan will be in such form as the Board may from time to time approve. The Board will have the authority to grant any optionee Incentive Stock Options, Non-Incentive Options or both types of Options. The Date of Grant of an Option will be the date the Board by resolution selects an individual to be a participant in any grant of an Option, determines the number of Shares to be subject to such Option to be granted to such individual and specifies the terms and provisions of the Option. Incentive Stock Options may only be granted to Eligible Employees. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it will be deemed to be a Non-Incentive Option. The Board may grant Non-Incentive Options to Non-Employee Directors under the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options will be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under ss.422 of the Code or, without the consent of the optionee, to disqualify any Incentive Stock Option under such ss.422.

         (b) Each Option granted under the Plan shall be evidenced by an option agreement ("Option Agreement"), which shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Incentive Option, or both and shall be signed by an officer of the Company on behalf of the Company and by the employee who was granted the Option and which shall contain such provisions as may be approved by the Board or any Committee appointed by the Board according to Article VI. The provisions shall be subject to the following terms and conditions:

                  (i) Any Option or portion thereof that is exercisable shall be exercisable as to such number of Shares and at such times as set forth in the Stock Option Agreement, except as limited by the terms of the Plan heretofore;

                  (ii) Every Share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any Share, when the Holder purchases the Share, or when the Option lapses;

                  (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder; and

                  (iv) An unexpired Option shall become immediately  exercisable
         (1) automatically on the Holder's Normal Termination, (2) at the discretion of the Board, in whole or in part, on the date the Holder becomes eligible to receive early retirement benefits, as defined under the retirement plan of the Company then in effect, (3) upon any change in control of the Company, and (4) under such other circumstances as the Board may direct.

         (c) The Option Agreements shall constitute binding contracts between the Company and the employee. Every employee, upon acceptance and execution of such option agreement, shall be bound by the terms and conditions of this Plan and of the Option Agreement.

         (d) The  terms  and  conditions  of the  Option  Agreement  shall be in
accordance   with  this  Plan,  but  may  include   additional   provisions  and
restrictions, provided that the same are not inconsistent with the Plan.

                                   ARTICLE VI.

                     Compensation and Stock Option Committee

         The Plan shall be administered by the Board or a Committee appointed by the Board in accordance with Rule 16b-3 of the Exchange Act ("Rule 16b-3"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director and (ii) is an "outside director" as defined in ss.162(m)(4) of the Code. To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Article VI.

         The Board shall, from time to time, in its discretion, determine which of the Eligible Employees are to be granted Options and the form, amount and timing of such Options and, unless otherwise provided herein, the terms and provisions thereof and the form of payment of an Option, if applicable, and such other matters specifically delegated to It under this Plan. Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan and Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. A quorum of the Board shall consist of a majority of its members and the Board may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Board. No member of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option granted hereunder.

                                  ARTICLE VII.

                                  Option Price

         The Option price at which Shares may be purchased under an Option granted pursuant to this Plan shall be set by the Board, but shall in no instance be less than the Fair Market Value of such Shares on the Date of Grant in the case of Incentive Stock Options. Such Fair Market Value shall be determined by the criteria set forth in Article IV hereof. The Option price will be subject to adjustments in accordance with provisions of Article X herein.

         In the event that an employee granted an Incentive Stock Option hereunder owns, directly or indirectly, immediately after such grant, more than 10% of the total combined voting power of all classes of the issued and outstanding stock of the company, the option price shall be at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

                                  ARTICLE VIII.

                               Exercise of Option

         (a) Subject to the provisions of Articles VII and IX the period during which each Option may be exercised shall be fixed by the Board at the time such Option is granted, subject to the following rules:

                  (i) such Option is granted within ten (10) years from the date the Plan is adopted, or the date such Plan is approved by the stockholders, whichever is earlier;

                  (ii) such Option by its terms is not exercisable after the expiration of ten (10) years (in the case if Incentive Stock Options, not to exceed five years for Eligible Employees owning 10% or more of the combined voting power of all classes of stock of the Company) from the Date of Grant as shall be set forth in the Stock Option Agreement relating to such grant; and,

                  (iii) such Option by its terms states that a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

         (b) An Option shall lapse under the following circumstances:

                  (i) Ten (10) years after it is granted, three months after Normal Termination, twelve months after the date of Termination if due to permanent disability, three months after any other Termination or any earlier time set by the grant.

                  (ii) If the Holder dies within the Option  period,  the Option shall lapse unless it is exercised within the Option period and in no event later than twelve months after the date of his death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

                  (iii) Notwithstanding the foregoing, in no event shall the period of exercise be less than thirty days after Normal Termination or the death of the Holder; provided, however, that in no event shall an Incentive Stock Option be exercised more than ten years after the Date of Grant.

         (c) No Shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations, as may be deemed by the Board to be applicable, are satisfied and until payment in full of the option price specified in the applicable Stock Option Agreement is received by the Company. No employee shall be deemed to be an owner of any Shares subject to any Option unless and until the certificate or certificates for them have been issued, as reflected on the stock record and transfer books of the Company.

                                   ARTICLE IX.

                                   Eligibility

         All employees of the Company, including officers and directors who are salaried employees, shall be Eligible Employees eligible to participate under this Plan. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of the employee to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to Options granted to employees. Employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.

                                   ARTICLE X.

                       Capital Adjustments Affecting Stock

         (a) If the outstanding Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of Shares, recapitalization, merger, consolidation, or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price and the Board may make any other adjustments as the Board deems appropriate for purposes of the Plan. The determination of the Board as to the terms of any adjustment shall be conclusive except to the extent governed by Treasury regulations applicable to Incentive Stock Options.

         (b) In the event of a liquidation or dissolution of the Company, sale of all or substantially all of its assets, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving corporation, or any merger or other reorganization in which the Company is the surviving corporation but the holders of its Stock receive securities of another corporation, or in the event a person makes a tender offer to the stockholders of the Company, the Board may, but need not, accelerate the time at which unexercised Options may be exercised. Nothing herein contained shall prevent the substitution of a new Option by the surviving or acquiring corporation.

                                   ARTICLE XI.

                      Amendments, Suspension or Termination

         (a) The Board shall have the right, at any time, to amend, suspend or terminate the Plan, and if suspended, reinstate the Plan in whole or in part in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan which:

                  (i) Increase the total number of Shares for which Options may be granted under this Plan for all employees or for any one of them except as provided in Article X;

                  (ii) Change the minimum purchase price for the optioned Shares, except as provided in Article X;

                  (iii) Affect outstanding Options or any unexercised rights thereunder, except as provided in Article VIII;

                  (iv) Extend the option period provided in Article VIII or make an Option exercisable earlier than as specified in Article VIII; or

                  (v) Extend the termination date of the Plan.

         (b) The Board shall also have the right, with the express written consent of an individual participant, to cancel, reduce or otherwise alter such participant's outstanding Options under the Plan.

         (c) Any such amendment, termination, suspension, cancellation, reduction or alteration shall be further approved by the shareholders of the Company if such approval is required to preserve or comply with any exemption, whether under Rule 16b-3 or otherwise, from Section 16(b) of the Exchange Act or to preserve the status of Incentive Stock Options within the meaning of ss.422 of the Code.

                                  ARTICLE XII.

                              Repurchase of Shares

         Any time during an Optionee's employment with the Company, an Optionee who has purchased shares of Common Stock upon exercise of Options granted pursuant to this Plan, may, in writing, offer for sale to the Company such Common Stock at the purchase price determined under the respective Stock Option Agreement. If the Company does not acquire such Common Stock, the Optionee may not, while he is in the employ of the Company, sell, transfer, gift, pledge, encumber, burden or otherwise dispose of all or any portion of such Common Stock to any other person or entity.

         In the event that the employment of an employee is terminated or does terminate, for any reason, including death, then in that event, to the extent that Options have been exercised in whole or in part prior to the date of such termination, the employee (or, if applicable, his assigns, heirs, successors, administrators or executors) shall be required to sell back his Shares to the Company upon such terms and conditions as determined by the Committee and as reflected in the Option Agreement.

                                  ARTICLE XIII.

                        Effective Date, Term and Approval

         The effective date for this Plan shall be upon approval by the stockholders. Options may be granted as provided herein for a period of ten years after such date unless an earlier termination date after which no Options may be granted under the Plan is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms. The grant of any Options under the Plan is effective only upon approval of the Plan by the stockholders. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements, and regulations of any governmental authority or securities exchange which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the Holder of an Option shall not be entitled to exercise his Option nor shall the Company be obligated to issue any Shares to the Holder if such exercise or issuance shall constitute a violation by the Holder or the Company of any provisions of any such laws, approvals, requirements, or regulations. The Plan shall continue in effect until all matters relating to the payment of Options granted under the Plan and administration of the Plan have been settled.

                                   ARTICLE XIV

                                     General

         (a) Government and Other Regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (c) Tax Withholding. The employee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or to a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. In connection with such obligation to withhold tax, the Company may defer making delivery of such Stock unless and until indemnified on such withholding liability to its satisfaction.

         (d) Claim to Options and Employment Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary.

         (e) Beneficiaries. Any payment of Options due under this Plan to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Board. If no such beneficiary has been designated or survives the participant, payment shall be made to the participant's legal representative. A beneficiary designation may be aged or revoked by a participant at any time provided the change or revocation is filed with the Board. The designation by a married participant of one or more persons other than the participant's spouse must be consented to by the spouse.

         (f) Nontransferability. A person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

         (g) Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bylaws or Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         (h) Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, including the furnishing of information, or failure to act, if in good faith.

         (i) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         (j) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         (k) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

         (l) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         (m) Fractional Shares. No fractional Shares shall be issued and the Board shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or rounding down unless otherwise provided in the Plan.

         (n) Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona.

                          INTERNATIONAL FIBERCOM, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S
                BOARD OF DIRECTORS FOR THE 2000 ANNUAL MEETING OF
                      SHAREHOLDERS TO BE HELD JUNE 16, 2000

     The undersigned hereby constitutes and appoints JOSEPH P. KEALY, TERRY W. BEIRIGER and JERRY A. KLEVEN, and each of them acting in the absence of the others, with full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders of INTERNATIONAL FIBERCOM, INC. (the "Company") to be held at the Mesa Hilton Pavilion, 1011 West Holmes Avenue, Mesa, Arizona 85202, Mesa, Arizona on Friday, June 16, 2000, at 7:30 a.m. local time, and any adjournments thereof, and to vote all shares of the Company's Common Stock standing in the name of the undersigned on the matters set forth below and upon any other matters that may properly come before the meeting of any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows:

                                 PROPOSAL NO. 1

ELECTION OF EIGHT DIRECTORS
        Joseph P. Kealy
        Jerry A. Kleven
        V. Thompson Brown, Jr.
        John F. Kealy
        Richard J. Seminoff
        John P. Stephens
        C. James Jensen
        James P. Morbeck
        VOTE FOR all nominees listed above
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        VOTE FOR all nominees listed above, except
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        CUMULATIVE VOTES for one or more of the nominees as follows:
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        Joseph P. Kealy                                                        ;
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        Jerry A. Kleven                                                        ;
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        V. Thompson Brown, Jr.                                                 ;
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        John F. Kealy                                                          ;
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        Richard J. Seminoff                                                    ;
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        John P. Stephens                                                       ;
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        C. James Jensen                                                    ; and
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        James P. Morbeck                                                       .
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        WITHHOLD AUTHORITY to vote for all nominees listed above.
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                                 PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN

        VOTE FOR AMENDMENT OF THE 1997 STOCK OPTION PLAN
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        VOTE AGAINST THE AMENDMENT OF THE 1997 STOCK OPTION PLAN
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        ABSTAIN
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                                 PROPOSAL NO. 3


RATIFICATION OF INDEPENDENT ACCOUNTANTS

        VOTE FOR RATIFICATION OF BDO SEIDMAN, LLP as the independent public accountants for the Company's fiscal year 2000
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        VOTE AGAINST RATIFICATION
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        ABSTAIN
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         PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting, in accordance with the discretion of the proxies.

DATED:                       , 2000
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                                        (Signature)



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                                        (Signature)


                                        When signing as executor, administrator,
                                        attorney,  trustee or  guardian,  please
                                        give   full   title   as   such.   If  a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person. If a joint tenancy, please have both joint tenants sign.

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